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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 5, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


         MICHIGAN                                        38-2007430
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)

 ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                     48226-5099
(Address of Principal Executive Offices)                   (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2005, the Board of Directors of Compuware Corporation ("Compuware") increased the annual retainer of the director who is serving as the chairperson of the Audit Committee from $5,000 to $10,000. Other retainers and meeting fees received by non-employee directors will remain unchanged, as follows:

- an annual retainer of $40,000 which is paid to each non-employee director who is serving as a director on April 1 of each year;

- an annual retainer of $5,000 for each non-employee director who is serving as the chairperson of a Board committee other than the Audit Committee;

-    $2,500 for attending each Board meeting;

-    $1,500 for attending each committee meeting.

The director compensation arrangement includes the 2002 Directors Phantom Stock Plan (the "Phantom Plan"). On May 5, 2005, the Board of Directors amended the Phantom Plan, effective April 1, 2005, to increase the value of the stock units issued annually on April 1 from $10,000 to $35,000. The Board also revised the arrangement under the Phantom Plan to increase the value of the stock units to be issued through discretionary grants on a quarterly basis in the other three quarters from $10,000 to $35,000.

The Board of Directors also determined to permit directors to defer their receipt of annual retainer fees and/or compensation paid out under the Phantom Plan with respect to any fiscal year as to which the director has made a written election to defer such compensation prior to the beginning of such fiscal year. Deferrals may be made for fiscal years beginning with fiscal 2007.

In connection with the increase in director compensation, the Board of Directors determined that it would be in the best interest of Compuware for the non-employee directors to have a substantial investment in Compuware common stock. As a result, it is requiring all non-employee directors to have purchased shares of Compuware common stock in the market as follows:

--------------------------------- -------------------------------
   Minimum Purchase Price of
          Shares Held                    As of March 31,
--------------------------------- -------------------------------
            $40,000                            2006
--------------------------------- -------------------------------
            $80,000                            2007
--------------------------------- -------------------------------
            $120,000                           2008
--------------------------------- -------------------------------
            $160,000                           2009
--------------------------------- -------------------------------
            $200,000                           2010
--------------------------------- -------------------------------

Non-employee directors would be expected to continue to hold such shares during the remainder of their term of office.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

10.96    First Amendment to 2002 Directors Phantom Stock Plan

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUWARE CORPORATION


Date: May 5, 2005                          By:  /s/ Laura L. Fournier
                                                ------------------------
                                                Laura L. Fournier
                                                Senior Vice President
                                                Chief Financial Officer

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                                INDEX OF EXHIBITS

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       EXHIBIT NO.                      DESCRIPTION
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
         10.96         First Amendment to the 2002 Directors Phantom Stock Plan

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